UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number 811-05583

Franklin Templeton Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Murray L. Simpson, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2100

Date of fiscal year end: 12/31

Date of reporting period: 6/30/04

Item 1. Reports to Stockholders

june 30, 2004

franklin templeton

variable insurance products trust

semiannual report

SUPPLEMENT DATED AUGUST 15, 2004

TO THE PROSPECTUSES DATED MAY 1, 2004, OF:

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

FRANKLIN GROWTH AND INCOME SECURITIES FUND

FRANKLIN HIGH INCOME FUND

FRANKLIN INCOME SECURITIES FUND

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

FRANKLIN MONEY MARKET FUND

FRANKLIN REAL ESTATE FUND

FRANKLIN RISING DIVIDENDS SECURITIES FUND

FRANKLIN SMALL CAP FUND

FRANKLIN SMALL CAP VALUE SECURITIES FUND

FRANKLIN STRATEGIC INCOME SECURITIES FUND

FRANKLIN U.S. GOVERNMENT FUND

FRANKLIN ZERO COUPON FUND 2005

FRANKLIN ZERO COUPON FUND 2010

MUTUAL DISCOVERY SECURITIES FUND

MUTUAL SHARES SECURITIES FUND

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

TEMPLETON FOREIGN SECURITIES FUND

TEMPLETON GLOBAL ASSET ALLOCATION FUND

TEMPLETON GLOBAL INCOME SECURITIES FUND

TEMPLETON GROWTH SECURITIES FUND

(Franklin Templeton Variable Insurance Products Trust (the “Trust”))

The prospectuses for shares of Class 1, Class 2 and Class 3, are amended as follows:

I.	The “Regulatory Update” section under “Additional Information, All Funds” (or under “Additional Information”) is replaced with the following:

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”) claiming violations of the Massachusetts Uniform Securities Act (“Massachusetts Act”) with respect to an alleged arrangement to permit market timing (the “Mass. Proceeding”). On February 17, 2004, the Company filed an Answer denying all violations of the Massachusetts Act. Hearings on this matter are presently scheduled to commence in the coming months.

On August 2, 2004, Franklin Resources, Inc. announced that Franklin Advisers, Inc. (adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds) had reached a settlement with the U.S. Securities and Exchange Commission (“SEC”) that resolved an SEC investigation of market timing activity in the Franklin Templeton Investments funds. As part of the settlement, on August 2, 2004, the SEC issued an “Order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order” (the “Order”). The SEC’s Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

Under the terms of the SEC’s Order, pursuant to which Franklin Advisers, Inc., neither admits nor denies any wrongdoing, Franklin Advisers, Inc. has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant (“IDC”). Because the IDC has not yet been retained and the distribution methodology has not yet been developed, it is presently not possible to say which particular funds will be determined to have been affected or which particular groups of fund shareholders will receive distributions or in what proportion and amounts.

In the Order, the SEC notes that the Company has generally sought to detect, discourage and prevent market timing in its funds and began to increase its efforts to control market timing in 1999. The Order also requires Franklin Advisers, Inc. to, among other things:

•	Enhance and periodically review compliance policies and procedures, and establish a corporate ombudsman;
•	Establish a new internal position whose responsibilities shall include compliance matters related to conflicts of interests; and
•	Retain an Independent Distribution Consultant to develop a plan to distribute the $50 million settlement to fund shareholders.

The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc. (the principal underwriter of shares of the Franklin Templeton mutual funds) concerning payments to securities dealers who sell fund shares (commonly referred to as “revenue sharing”). The staff of the California Attorney General’s Office also has advised that it is authorized to bring a civil action against Franklin Resources, Inc. and Franklin Templeton Distributors, Inc. arising from the same events. Even though the Company currently believes that the contemplated charges are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so. If it is found that the Company bears responsibility for any unlawful or improper conduct, the Company has committed to making the funds or their shareholders whole, as appropriate.

These issues were previously disclosed by the Company as being under investigation by government authorities and the subject of an internal inquiry by the Company in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on the Company’s website at franklintempleton.com under “Statement on Current Industry Issues.”

II.	The following is added to the section “Additional Information, All Funds” (or “Additional Information”):

Franklin Templeton Distributors, Inc. (“Distributors”) and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton funds, or participate in the offering of variable insurance products that invest in the Trust (“Qualifying Dealers”); such financial support may be made by payments from Distributors’ and/or its affiliates’ resources, including from Distributors’ retention of underwriting concessions and, in the case of Rule 12b-1 share classes, from payments to Distributors under such plans.

Distributors makes these payments in connection with Qualifying Dealers’ efforts to educate financial advisors about our funds. A number of factors will be considered in determining payments, including such dealer’s sales, assets and redemption rates, and the quality of the dealer’s relationship with Distributors. Distributors may, on an annual basis, determine the advisability of continuing these payments. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, Distributors and/or its affiliates may pay or allow other promotional incentives or payments to dealers. Sale of Trust shares, as well as shares of other Franklin Templeton funds, is not considered a factor in the selection of securities dealers to execute the Trust’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by Qualifying Dealers is not considered marketing support payments.

You can find further details in the SAI about the payments made by Distributors and/or its affiliates and the services provided by your Qualifying Dealer. While your insurance company’s fees and charges are generally disclosed in the insurance contract prospectus, your Qualifying Dealer may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your insurance company and Qualifying Dealer for information about any payments they receive from Distributors and/or its affiliates and any services they provide, as well as about fees and/or commissions they charge. These payments and other fees and charges are not reflected in the fee table included in this prospectus.

Please keep this supplement for future reference.

FTVIPT P-1

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST SEMIANNUAL REPORT

TABLE OF CONTENTS

Important Notes to Performance Information	i
Fund Summaries
Templeton Developing Markets Securities Fund	TD-1
Templeton Foreign Securities Fund	TF-1
Index Descriptions	I-1
Proxy Voting Policies and Procedures	PV-1

*	Not part of the semiannual report

Statement on Current Industry Issues

In our efforts to fulfill our ongoing commitment to provide you with timely and accurate information, we have prepared a statement on current industry issues as they pertain to Franklin Resources, Inc., and our subsidiary companies (Franklin Templeton Investments). You can find the most updated “Statement on Current Industry Issues” and a detailed Q&A at franklintempleton.com, or call us at 1-800/632-2301.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

MASTER CLASS 3

IMPORTANT NOTES TO PERFORMANCE INFORMATION

Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

i

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

We are pleased to bring you Templeton Developing Markets Securities Fund’s semiannual report for the period ended June 30, 2004.

Performance Summary as of 6/30/04

Templeton Developing Markets Securities Fund – Class 3 delivered a +0.27% total return from inception on 5/3/04 through 6/30/04.

Performance reflects the Fund’s Class 3 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Templeton Developing Markets Securities Fund – Class 3

Performance data quoted represents past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Developing Markets Securities Fund seeks long-term capital appreciation. The Fund invests predominantly in emerging markets investments.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund outperformed its benchmarks, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index and the Standard & Poor’s/International Finance Corporation (S&P/IFC) Investable Composite Index, which returned -0.78% and 0.69% for the period under review.1 From May 3, 2004, through June 30, 2004, the indexes returned -1.33% and -1.22%, respectively. Please note that the index performance numbers are purely for reference and that Templeton does not index its funds, but rather undertakes investments on the basis of careful fundamental research.

Economic and Market Overview

For the first quarter of 2004, most emerging markets recorded positive stock market performance, as investors remained optimistic from 2003 into the new year. Soon thereafter, investor confidence was tested by concerns about a potentially hard landing for China’s recently booming economy, record high global oil prices, heightened geopolitical tension in the Middle East and rising U.S. interests rates. Even with continued positive economic and political developments, stock market performance hinged on investors’ outlooks and was generally muted in 2004’s second quarter. As a result, emerging markets, as measured by the MSCI EM Index, ended in negative territory for the six months ended June 30, 2004, while developed countries, as measured by the MSCI Europe Australasia Far East (EAFE) Index and MSCI Japan Index, returned 4.86% and 10.78% during the same period.2

Eastern European markets were some of the world’s strongest performers during the period as regional companies were expected to benefit from the May 2004 accession of 10 additional countries into the European Union. Russia’s local stock market lagged the region as concerns

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Fund Risks: Stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Investing in emerging markets involves special considerations, including market and currency fluctuations, economic instability, adverse social and political developments, and the relatively smaller size and lesser liquidity of these markets. All investments in the Fund should be considered long-term investments, which could experience significant volatility in any given year. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund’s prospectus also includes a description of the main investment risks.

over government involvement in the YUKOS scandal adversely impacted investor confidence. Some Latin American markets corrected after recording strong results in 2003, while Mexico, Venezuela and Colombia continued to improve. Despite support from the International Monetary Fund, Brazilian and Argentine markets underperformed other regional markets. In Asia, China’s ongoing economic prospects remained a key issue, particularly in regard to possible overheating or dramatic slowdown following its rapid expansion in recent years. The Thai market also suffered as investors stayed on the sidelines due to social unrest in the south of Thailand, where Muslim separatists have launched terrorist attacks. In India, the surprise victory of India’s Congress party and the possibility that they would cancel the government program to divest government companies to the private sector dramatically reversed previous stock market gains there. South African market losses were capped in U.S. dollars due to currency appreciation of the rand over the sinking U.S. currency.

Investment Strategy

Our investment philosophy is bottom-up, value-oriented and long-term. In choosing investments, we may make onsite visits to companies to assess critical factors such as management strength and local conditions. In addition, we focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term (typically 5 years) earnings, asset value, cash flow, and balance sheet. Among factors we consider are a company’s historical value measures, including price/earnings ratio, book value, profit margins and liquidation value. We perform in-depth research to construct an action list from which we make our investment decisions.

Manager’s Discussion

Most emerging markets lost value for the six-month reporting period, hindering the Fund’s overall results yet providing us with an opportunity to invest in developing market stocks more cheaply.

By country, the Fund benefited from our decision to invest in Singaporean and Austrian companies (which are not in the MSCI EM Index) and from our overweighted exposure, relative to the index, in Hong Kong, because individually those countries outperformed the index as a whole. Furthermore, our decision to carry a lighter-than-index exposure to Indian and Taiwanese stocks also proved prudent, as these two countries fared worse than the index. On the other hand, our strategic underweighting of Mexican and Israeli stocks compared with

Top 10 Countries

Templeton Developing Markets Securities Fund

6/30/04

% of Total Net Assets

South Korea	14.5%

Taiwan	11.8%

China	10.0%

South Africa	10.0%

Singapore	6.1%

Mexico	5.5%

Brazil	4.2%

India	3.4%

Hong Kong	3.3%

Poland	3.0%

the index worked against the Fund, as did our heavier-than-index exposure to Chinese and Turkish stocks, which also hindered the Fund’s absolute performance. A lack of what we categorize as “value stocks” kept us underweighted in the Israeli market during the period, and we eventually exited that market while we gradually increased the Fund’s Mexican holdings as we located bargain stocks that fit our core stock selection strategy. Even though the stock markets of China and Turkey declined during the reporting period, the sell-off allowed us to build positions in Chinese and Turkish company stocks we deemed to be oversold. Consistent with our strategy, we continued to favor these two countries because we believed their markets possessed the capability to overcome recent volatility.

By industry and sector, the Fund’s overweighted positions relative to the MSCI EM Index in the beverages and oil and gas sectors, as well as an underweighted position in the metals and mining sector, yielded the greatest contribution compared with the index. Some of our top contributors in beverages included Belgium’s Interbrew, South African brewer SABMiller and Signapore’s Fraser & Neave, while oil and gas companies such as South Korea’s SK, Austria’s OMV and Hungary’s MOL Magyar Olaj-Es Gazipari contributed the greatest relative returns. Alternatively, our underweighted positions versus the index in the semiconductor and pharmaceutical industries negatively impacted performance.

During the period, we reduced the Fund’s exposure to the oil and gas and metals and mining sectors due to concerns over the sustainability of high commodity prices, especially oil and metals. This resulted in selective sales in Thailand, Brazil, South Africa, South Korea and China H shares (Hong Kong-listed Chinese companies). We also reduced the Fund’s holdings in Indonesia, India and Turkey. Other key sales included some of the Fund’s position in China’s CITIC Pacific, and all shares of South Korea’s Hyundai Motor and Indonesia’s PT Indosat, as they reached our stock price targets.

As we continued our search for value stocks, we made additional investments in Asia and Europe. In Asia, key purchases included South Korea’s Samsung Electronics, one of the world’s largest semiconductor manufacturers, and India’s Hindustan Lever, one of the country’s most prominent consumer products companies. In Europe, major investments included Belgium’s Interbrew, one of the oldest beer companies in the world with operations in 21 countries, and Titan Cement, one of the two major players in the Greek cement industry. We also purchased shares of HSBC Holdings, a U.K.-based global banking group with significant businesses in emerging markets, especially Hong Kong.

Top 10 Holdings

Templeton Developing Markets Securities Fund

6/30/04

Company Sector/Industry, Country	% of Total Net Assets

China Mobile (Hong Kong) Ltd., fgn.	2.8%
Wireless Telecommunication Services, China

Telefonos de Mexico SA de CV (Telmex), L, ADR	2.5%
Diversified Telecommunication Services, Mexico

Anglo American PLC	2.5%
Metals & Mining, South Africa

SABMiller PLC	2.2%
Beverages, South Africa

Remgro Ltd.	2.1%
Diversified Financial Services, South Africa

Kimberly Clark de Mexico SA de CV, A	2.1%
Household Products, Mexico

Interbrew	2.0%
Beverages, Belgium

Taiwan Cellular Corp.	1.9%
Wireless Telecommunication Services, Taiwan

Cia De Bebidas Das Américas (Ambev), ADR, pfd.	1.7%
Beverages, Brazil

Fraser & Neave Ltd.	1.7%
Beverages, Singapore

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

In Latin America, we invested in Cia De Bebidas das Américas (Ambev), one of Latin America’s largest beer and soft drink firms. We also bought shares of Kimberly Clark de Mexico, Mexico’s largest manufacturer and marketer of consumer tissue products, notebooks and other paper-based office supplies. Lastly, purchases in Spain’s Telefonica, Taiwan Cellular, Telefonos de Mexico, South Korea’s SK Telecom and Red Chip shares (Hong Kong-listed companies with significant exposure to China) of China Mobile resulted in an increase in the Fund’s exposure to the integrated and wireless telecommunication services industries.

Thank you for your participation in Templeton Developing Markets Securities Fund. We look forward to serving your future investment needs.

This discussion reflects our analysis, opinions and portfolio holdings as of June 30, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Highlightsa

	Class 1
	Six Months Ended June 30, 2004 (unaudited)		Year Ended December 31,
			2003	2002	2001	2000	1999

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$7.14		$4.71	$4.78	$5.25	$7.77	$5.13

Income from investment operations:
Net investment income[b]	.06		.13	.07	.08	.07	.05
Net realized and unrealized gains (losses)	—	[d]	2.38	(.06)	(.50)	(2.52)	2.67

Total from investment operations	.06		2.51	.01	(.42)	(2.45)	2.72

Less distributions from net investment income	(.14)		(.08)	(.08)	(.05)	(.07)	(.08)

Net asset value, end of period	$7.06		$7.14	$4.71	$4.78	$5.25	$7.77

Total return[c]	.95%		53.74%	.04%	(8.08)%	(31.76)%	53.84%
Ratios/supplemental data
Net assets, end of period (000’s)	$379,580		$359,299	$225,454	$240,289	$301,645	$297,605
Ratios to average net assets:
Expenses	1.48%[e]		1.55%	1.58%	1.57%	1.56%	1.50%
Net investment income	1.74%[e]		2.35%	1.45%	1.64%	1.13%	.82%
Portfolio turnover rate	42.83%		46.20%	57.91%	78.29%	89.48%	60.27%

[a]	Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP)-Templeton Developing Markets Fund as a result of a merger on May 1, 2000.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	The amount shown for a share outstanding throughout the period does not correlate with the aggregate net losses on investments for that period, because of the timing of sales and repurchase of the Fund shares in relation to fluctuating market value of the investments of the Fund.
[e]	Annualized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Highlightsa (continued)

	Class 2
	Six Months Ended June 30, 2004 (unaudited)		Year Ended December 31,
			2003	2002	2001	2000	1999

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$7.09		$4.69	$4.76	$5.22	$7.74	$5.12

Income from investment operations:
Net investment income[b]	.06		.11	.06	.07	.06	.03
Net realized and unrealized gains (losses)	—[d]		2.35	(.06)	(.49)	(2.53)	2.66

Total from investment operations	.06		2.46	—	(.42)	(2.47)	2.69

Less distributions from net investment income	(.14)		(.06)	(.07)	(.04)	(.05)	(.07)

Net asset value, end of period	$7.01		$7.09	$4.69	$4.76	$5.22	$7.74

Total return[c]	.83%		52.99%	(.15)%	(8.08)%	(32.04)%	53.27%
Ratios/supplemental data
Net assets, end of period (000’s)	$219,503		$170,953	$80,952	$64,081	$56,617	$49,654
Ratios to average net assets:
Expenses	1.73%	[e]	1.80%	1.83%	1.82%	1.81%	1.75%
Net investment income	1.49%	[e]	2.10%	1.20%	1.37%	.88%	.52%
Portfolio turnover rate	42.83%		46.20%	57.91%	78.29%	89.48%	60.27%

[a]	Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP)-Templeton Developing Markets Fund as a result of a merger on May 1, 2000.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	The amount shown for a share outstanding throughout the period does not correlate with the aggregate net losses on investments for that period, because of the timing of sales and repurchase of the Fund shares in relation to fluctuating market value of the investments of the Fund.
[e]	Annualized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Highlights (continued)

	Class 3
	Period Ended June 30, 2004[c] (unaudited)
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$7.13

Income from investment operations:
Net investment income[a]	.03
Net realized and unrealized gains (losses)	(.01)[d]

Total from investment operations	.02

Less distributions from net investment income	(.14)

Net asset value, end of period	$7.01

Total return[b]	.27%
Ratios/supplemental data
Net assets, end of period (000’s)	$10
Ratios to average net assets:
Expenses	1.48%	[e]
Net investment income	1.74%	[e]
Portfolio turnover rate	42.83%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	For the period May 3, 2004 (effective date) to June 30, 2004.
[d]	The amount shown for a share outstanding throughout the period does not correlate with the aggregate net losses on investments for that period, because of the timing of sales and repurchase of the Fund shares in relation to fluctuating market value of the investments of the Fund.
[e]	Annualized.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited)

	INDUSTRY	SHARES/ RIGHTS/ WARRANTS	VALUE
Long Term Investments 93.3%
Argentina .5%
Tenaris SA, ADR	Energy Equipment & Services	100,314	$3,285,284

Austria 2.3%
Bank Austria Creditanstalt	Commercial Banks	125,852	7,380,271
OMV AG	Oil & Gas	31,613	6,154,291

			13,534,562

Belgium 2.0%
Interbrew	Beverages	369,200	11,746,231

Brazil 4.2%
Banco Bradesco SA, ADR, pfd.	Commercial Banks	159,090	7,310,185
Centrais Eletricas Brasileiras SA	Electric Utilities	174,194,764	1,731,824
Cia De Bebidas Das Americas (Ambev), ADR, pfd.	Beverages	518,800	10,412,316
Cia Vale do Rio Doce, ADR, pfd., A	Metals & Mining	27,000	1,055,700
Petroleo Brasileiro SA, ADR, pfd.	Oil & Gas	29,100	733,320
Souza Cruz SA	Tobacco	430,922	4,104,682

			25,348,027

China 10.0%
Aluminum Corp. of China Ltd., H	Metals & Mining	2,638,000	1,412,043
Beijing Enterprises Holdings Ltd.	Industrial Conglomerates	1,535,877	1,831,285
China Mobile (Hong Kong) Ltd., fgn.	Wireless Telecommunication Services	5,602,000	16,950,076
China Petroleum & Chemical Corp., H	Oil & Gas	8,078,000	2,951,653
China Resources Enterprise Ltd.	Distributors	4,574,000	5,541,719
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	8,240,000	2,878,792
China Travel International Investment Hong Kong Ltd.	Hotels Restaurants & Leisure	16,524,000	2,838,811
[a]China Travel Investment Hk Ltd., wts., 5/31/06	Hotels Restaurants & Leisure	3,388,800	102,101
CITIC Pacific Ltd.	Industrial Conglomerates	2,469,959	6,048,388
Huadian Power International Corp., Ltd., H	Electric Utilities	10,770,000	3,624,612
Lenovo Group Ltd.	Computers & Peripherals	12,820,000	3,574,899
PetroChina Co., Ltd., H	Oil & Gas	7,714,000	3,560,399
Shanghai Industrial Holdings Ltd.	Industrial Conglomerates	2,221,000	4,086,175
TCL International Holdings Inc.	Household Durables	3,584,000	1,114,285
Tingyi (Cayman Islands) Holding Corp.	Food Products	5,394,000	1,307,041
Travelsky Technology Ltd., H	IT Services	3,004,000	1,964,204

			59,786,483

Croatia .8%
Pliva D D, GDR, Reg S	Pharmaceuticals	305,000	4,514,000

Czech Republic .7%
[a]Cesky Telecom AS	Diversified Telecommunication Services	323,510	3,966,277

Egypt .2%
Commercial International Bank Ltd.	Commercial Banks	274,380	1,031,482

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	INDUSTRY	SHARES/ RIGHTS/ WARRANTS	VALUE
Long Term Investments (cont.)
Greece 2.2%
Coca-Cola Hellenic Bottling Co., SA	Beverages	153,257	$3,580,030
Hellenic Telecommunications Organization SA (OTE)	Diversified Telecommunication Services	386,860	5,026,784
Titan Cement Company	Construction Materials	207,560	4,883,884

			13,490,698

Hong Kong 3.3%
Cheung Kong Holdings Ltd.	Real Estate	1,113,000	8,205,018
Cheung Kong Infrastructure Holdings Ltd.	Construction Materials	572,000	1,378,702
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	1,133,833	2,664,508
Guoco Group Ltd.	Diversified Financial Services	350,000	2,916,742
Hang Lung Group Ltd.	Real Estate	782,000	1,052,719
Henderson Investment Ltd.	Real Estate	1,149,000	1,392,093
MTR Corp. Ltd.	Road & Rail	1,595,290	2,413,449

			20,023,231

Hungary 2.7%
Egis RT	Pharmaceuticals	44,835	1,990,305
Gedeon Richter Ltd.	Pharmaceuticals	32,696	3,283,570
Matav RT	Diversified Telecommunication Services	1,037,300	4,151,831
MOL Magyar Olaj-Es Gazipari RT	Oil & Gas	172,240	6,856,365

			16,282,071

India 3.4%
Dr. Reddy’s Laboratories Ltd.	Pharmaceuticals	158,130	2,529,392
Hindustan Lever Ltd.	Household Products	1,834,000	5,078,156
Hindustan Petroleum Corp. Ltd.	Oil & Gas	871,504	6,375,864
Reliance Industries Ltd.	Oil & Gas	94,600	883,962
Shipping Corp. of India Ltd.	Marine	820,500	1,821,251
Tata Iron & Steel Co. Ltd.	Metals & Mining	141,000	922,519
Tata Tea Ltd.	Food Products	359,803	2,873,337

			20,484,481

Indonesia .5%
PT Indosat (Persero) TBK	Diversified Telecommunication Services	4,425,500	1,894,458
PT Perusahaan Gas Negara	Gas Utilities	6,422,000	990,364
PT Perusahaan Gas Negara, 144A	Gas Utilities	249,500	38,476

			2,923,298

Malaysia 2.0%
Golden Hope Plantations Bhd.	Food Products	491,000	426,395
[a]Kuala Lumpur Kepong Bhd.	Food Products	406,600	690,150
Petronas Dagangan Bhd.	Oil & Gas	36,500	65,316
Resorts World Bhd.	Hotels Restaurants & Leisure	1,454,500	3,425,730
SIME Darby Bhd.	Industrial Conglomerates	1,282,500	1,873,125
Southern Bank Bhd., fgn.	Commercial Banks	182,000	127,400
SP Setia Bhd.	Real Estate	441,800	460,402
Tanjong PLC	Hotels Restaurants & Leisure	217,000	713,816

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	INDUSTRY	SHARES/ RIGHTS/ WARRANTS	VALUE
Long Term Investments (cont.)
Malaysia (cont.)
YTL Corp Bhd.	Electric Utilities	1,896,000	$2,345,053
YTL Power International Bhd.	Water Utilities	4,151,400	1,977,377

			12,104,764

Mexico 5.5%
Embotelladoras Arca SA, 144A	Beverages	60,833	112,193
Fomento Economico Mexicano SA de CV Femsa, ADR	Beverages	94,120	4,314,461
Grupo Carso SA de CV	Industrial Conglomerates	287,805	1,177,872
Kimberly Clark de Mexico SA de CV, A	Household Products	4,538,033	12,355,349
Telefonos de Mexico SA de CV (Telmex), L, ADR	Diversified Telecommunication Services	458,602	15,257,688

			33,217,563

Philippines .8%
San Miguel Corp., B	Beverages	3,892,630	5,094,975

Poland 3.0%
Bank Pekao SA	Commercial Banks	104,900	3,504,138
[a]BRE Bank SA	Commercial Banks	40,966	1,163,461
Polski Koncern Naftowy Orlen SA	Oil & Gas	826,929	6,665,355
Telekomunikacja Polska SA	Diversified Telecommunication Services	1,626,700	6,731,901

			18,064,855

Russia 1.0%
[a]Avtovaz, GDR	Automobiles	27,270	663,560
[b]Lukoil Holdings, ADR	Oil & Gas	52,307	5,498,512

			6,162,072

Singapore 6.1%
Comfortdelgro Corp. Ltd.	Road & Rail	4,474,000	3,194,879
Fraser & Neave Ltd.	Beverages	1,233,681	10,027,307
Keppel Corp. Ltd.	Industrial Conglomerates	2,182,600	8,933,397
Singapore Press Holdings Ltd.	Media	1,003,000	2,422,410
Singapore Technologies Engineering Ltd.	Aerospace & Defense	2,993,000	3,614,294
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	6,518,000	8,476,484

			36,668,771

South Africa 10.0%
Anglo American PLC	Metals & Mining	725,485	15,017,776
Liberty Group Ltd.	Insurance	35,328	293,441
Nampak Ltd.	Containers & Packaging	431,400	1,022,292
Nedcor Ltd.	Commercial Banks	291,497	2,929,212
[a]Nedcor Ltd., 144A	Commercial Banks	63,958	642,705
Old Mutual PLC	Insurance	1,718,360	3,264,267
Remgro Ltd.	Diversified Financial Services	1,043,070	12,571,202
SABMiller PLC	Beverages	1,016,424	13,226,755
Sappi Ltd.	Paper & Forest Products	316,300	4,878,438
Sasol Ltd.	Oil & Gas	378,400	5,922,515

			59,768,603

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	INDUSTRY	SHARES/ RIGHTS/ WARRANTS	VALUE
Long Term Investments (cont.)
South Korea 14.5%
CJ Corp.	Food Products	105,070	$5,683,146
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	Machinery	543,350	6,559,699
Dong-A Pharmaceutical Co. Ltd.	Pharmaceuticals	65,303	791,209
Hite Brewery Co. Ltd.	Beverages	87,140	6,183,886
Hyundai Autonet Co.	Auto Components	498,000	1,159,342
Hyundai Development Co.	Construction & Engineering	463,300	4,310,234
Kangwon Land Inc.	Hotels Restaurants & Leisure	788,365	8,733,078
Korea Electric Power Corp.	Electric Utilities	289,649	4,662,459
Korea Gas Corp.	Gas Utilities	89,600	2,597,663
KT Corp.	Diversified Telecommunication Services	175,060	5,855,533
LG Chem Ltd.	Chemicals	149,270	5,051,023
LG Household & Health Care Ltd.	Household Products	94,760	2,702,157
LG International Corp.	Trading Companies & Distributors	325,440	2,247,522
LG Petrochemical Co. Ltd.	Chemicals	146,810	2,941,282
POSCO	Metals & Mining	25,930	3,343,635
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	21,580	8,908,403
Samsung Fine Chemicals	Chemicals	221,490	3,201,110
Samsung Heavy Industries Co. Ltd.	Machinery	1,301,840	5,836,029
SK Corp.	Oil & Gas	33,410	1,324,256
SK Telecom Co. Ltd.	Wireless Telecommunication Services	27,970	4,599,135

			86,690,801

Spain 1.5%
Telefonica SA	Diversified Telecommunication Services	597,300	8,829,456

Taiwan 11.8%
Acer Inc.	Computers & Peripherals	3,411,000	4,796,085
Cheng Shin Rubber Industry Co. Ltd.	Auto Components	1,207,000	1,578,716
Chunghwa Telecom Co. Ltd.	Diversified Telecommunication Services	3,162,000	5,451,724
D-Link Corp.	Communications Equipment	3,870,000	4,521,136
Delta Electronics Inc.	Electronic Equipment & Instruments	5,191,467	6,512,482
Elan Microelectronics Corp.	Semiconductors & Semiconductor Equipment	2,641,000	1,962,693
Kinpo Electronics Inc.	Office Electronics	3,283,200	1,542,050
Lite-on Technology Corp.	Computers & Peripherals	6,367,000	6,681,186
Mega Financial Holdings Co. Ltd.	Commercial Banks	6,152,503	4,060,213
Micro-Star International Co. Ltd.	Computers & Peripherals	3,974,000	4,370,927
Phoenixtec Power Co. Ltd.	Electrical Equipment	702,000	688,645
President Chain Store Corp.	Food & Staples Retailing	1,184,000	2,234,958
Princeton Technology Corp.	Semiconductors & Semiconductor Equipment	666,000	841,409
Sunplus Technology Co. Ltd.	Semiconductors & Semiconductor Equipment	2,371,000	4,123,172
Taiwan Cellular Corp.	Wireless Telecommunication Services	12,155,302	11,562,713

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	INDUSTRY	SHARES/ RIGHTS/ WARRANTS	VALUE
Long Term Investments (cont.)
Taiwan (cont.)
Tsann Kuen Enterprise Co. Ltd.	Household Durables	784,000	$978,835
UNI-President Enterprises Corp.	Food Products	10,644,600	4,746,403
Yuanta Core Pacific Securities Co.	Capital Markets	6,289,212	3,926,084

			70,579,431

Thailand 1.0%
BEC World Public Co. Ltd., fgn.	Media	3,740,900	1,665,266
Delta Electronics (Thailand) Public Co. Ltd.	Electronic Equipment & Instruments	1,552,900	881,186
Land and House Public Co. Ltd., fgn.	Household Durables	2,234,700	532,917
National Finance Public Co. Ltd., fgn.	Consumer Finance	2,221,134	798,598
[a]Thai Military Bank Public Company Ltd., fgn.	Commercial Banks	20,821,000	1,981,012
[a]True Corp. PLC, rts.	Diversified Telecommunication Services	344,616	—

			5,858,979

Turkey 2.0%
[a]Arcelik AS, Br.	Household Durables	1,048,826,400	5,194,659
Migros Turk T.A.S.	Food & Staples Retailing	788,539,500	3,825,796
Tupras-Turkiye Petrol Rafineleri AS	Oil & Gas	419,000,000	2,752,864

			11,773,319

United Kingdom 1.3%
HSBC Holdings PLC	Commercial Banks	499,299	7,521,684

Total Long Term Investments (Cost $484,833,349)			558,751,398

		PRINCIPAL AMOUNT
Short Term Investments (Cost $41,316,648) 6.9%
[c]U.S. Treasury Bills, .91% to 1.22%, with maturities to 9/23/04		$41,373,000	41,300,296

Total Investments (Cost $526,149,997) 100.2%			600,051,694
Other Assets, less Liabilities (.2)%			(958,781)

Net Assets 100.0%			$599,092,913

[a]Non-income	producing.
[b]See	Note 7 regarding other considerations
[c]Security	is traded on a discount basis; the rate shown is the effective yield at the time of purchase by the Fund.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

June 30, 2004 (unaudited)

Assets:
Investments in securities:
Cost	$526,149,997

Value	600,051,694
Cash	1,340
Foreign currency, at value (cost $200,292)	176,634
Receivables:
Investment securities sold	1,056,525
Capital shares sold	2,376,445
Dividends	2,212,918

Total assets	605,875,556

Liabilities:
Payables:
Investment securities purchased	5,686,484
Capital shares redeemed	253,005
Affiliates	751,823
Other liabilities	91,331

Total liabilities	6,782,643

Net assets, at value	$599,092,913

Net assets consist of:
Distributions in excess of net investment income	$(846,897)
Net unrealized appreciation (depreciation)	73,875,300
Accumulated net realized gain (loss)	(153,634,204)
Capital shares	679,698,714

Net assets, at value	$599,092,913

Class 1:
Net assets, at value	$379,579,616

Shares outstanding	53,802,769

Net asset value and offering price per share	$7.06

Class 2:
Net assets, at value	$219,503,464

Shares outstanding	31,307,851

Net asset value and offering price per share	$7.01

Class 3:
Net assets, at value	$9,833

Shares outstanding	1,403

Net asset value and offering price per share[a]	$7.01

[a]	Redemption price is equal to net asset value less any redemption fees retained by the Fund.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2004 (unaudited)

Investment income:
(net of foreign taxes and fees of $1,052,684)
Dividends	$9,314,063
Interest	174,048

Total investment income	9,488,111

Expenses:
Management fees (Note 3)	3,664,327
Administrative fees (Note 3)	410,665
Distribution fees — Class 2 (Note 3)	258,557
Transfer agent fees	2,268
Custodian fees (Note 4)	171,417
Reports to shareholders	87,072
Professional fees	14,517
Trustees’ fees and expenses	1,909
Other	12,072

Total expenses	4,622,804

Net investment income	4,865,307

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (net of foreign taxes of $2,166,552) (Note 1(f))	46,275,655
Foreign currency transactions	(332,624)

Net realized gain (loss)	45,943,031
Net unrealized appreciation (depreciation) on:
Investments	(50,781,867)
Translation of assets and liabilities denominated in foreign currencies	(6,676)
Deferred taxes (Note 1(f))	1,914,669

Net unrealized appreciation (depreciation)	(48,873,874)

Net realized and unrealized gain (loss)	(2,930,843)

Net increase (decrease) in net assets resulting from operations	$1,934,464

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the six months ended June 30, 2004 (unaudited)

and the year ended December 31, 2003

	Six Months Ended June 30, 2004	Year Ended December 31, 2003

Increase (decrease) in net assets:
Operations:
Net investment income	$4,865,307	$8,383,604
Net realized gain (loss) from investments and foreign currency transactions	45,943,031	18,835,829
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(48,873,874)	141,314,261

Net increase (decrease) in net assets resulting from operations	1,934,464	168,533,694
Distributions to shareholders from net investment income:
Class 1	(7,597,672)	(3,521,009)
Class 2	(4,066,275)	(1,068,523)
Class 3	(190)	—

Total distributions to shareholders	(11,664,137)	(4,589,532)
Capital share transactions: (Note 2)
Class 1	25,498,345	18,051,739
Class 2	53,061,823	41,851,167
Class 3	10,000	—

Total capital share transactions	78,570,168	59,902,906
Net increase (decrease) in net assets	68,840,495	223,847,068
Net assets:
Beginning of period	530,252,418	306,405,350

End of period	$599,092,913	$530,252,418

Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of period	$(846,897)	$5,951,933

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-one separate series (the Funds). The Templeton Developing Markets Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund’s investment objective is capital growth.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value. All security valuation procedures are approved by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Deferred Taxes

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Redemption Fees

Redemptions and exchanges of Class 3 shares held 60 days or less may be subject to the Fund’s redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital. There were no redemption fees for the period.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers three classes of shares: Class 1, Class 2 and Class 3. Effective May 3, 2004 the Fund began offering a new class of shares, Class 3. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

At June 30, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	June 30, 2004		December 31, 2003
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	5,347,418	$39,635,300	10,436,573	$60,506,599
Shares issued in reinvestment of distributions	1,105,920	7,597,672	652,039	3,521,009
Shares redeemed	(2,998,574)	(21,734,627)	(8,573,395)	(45,975,869)

Net increase (decrease)	3,454,764	$25,498,345	2,515,217	$18,051,739

Class 2 Shares:
Shares sold	12,520,289	$92,150,202	30,181,277	$163,641,071
Shares issued in reinvestment of distributions	595,355	4,066,275	198,398	1,068,523
Shares redeemed	(5,908,870)	(43,154,654)	(23,541,038)	(122,858,427)

Net increase (decrease)	7,206,774	$53,061,823	6,838,637	$41,851,167

Class 3 Shares:
Shares sold	1,403	$10,000

Net increase (decrease)	1,403	$10,000

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund.

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.15%	First $200 million
.135%	Over $200 million, up to and including $700 million
.10%	Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 and Class 3, for costs incurred in marketing the Fund’s shares under a Rule 12b-1 plan. For the period ended June 30, 2004, Class 3 did not incur a distribution services fee.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2004, there were no credits earned.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

5. INCOME TAXES

At December 31, 2003, the Fund had tax basis capital losses of $197,860,620 which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2006	$19,633,396
2007	91,657,992
2009	62,323,035
2010	24,246,197

$197,860,620

At December 31, 2003, the Fund had deferred currency losses occurring subsequent to October 31, 2003 of $115,389. For tax purposes, such losses will be reflected in the year ending December 31, 2004.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and passive foreign investment company shares.

At June 30, 2004, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

Cost of investments	$532,719,188

Unrealized appreciation	$88,457,675
Unrealized depreciation	(21,125,169)

Net unrealized appreciation (depreciation)	$67,332,506

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments and securities sold short (excluding short-term securities) for the period ended June 30, 2004 aggregated $295,512,865 and $234,620,780, respectively.

7. OTHER CONSIDERATIONS

TAML, as the Fund’s Manager, may serve as a member on the board of directors of certain companies in which the Fund invests and/or may represent the Fund in certain corporate negotiations. Currently, the Manager serves in one or more of these capacities for Lukoil Holdings. As a result of this involvement, the Manager may be in possession of certain material non-public information which, pursuant to the Fund’s policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

8. REGULATORY MATTERS

Massachusetts Administrative Proceeding

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”) claiming violations of the Massachusetts Uniform Securities Act (“Massachusetts Act”) with respect to an alleged arrangement to permit market timing (the “Mass. Proceeding”). On February 17, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

8. REGULATORY MATTERS (cont.)

U.S. Securities and Exchange Commission (SEC) Settlement

On August 2, 2004, the Company announced that an agreement had been reached by an affiliate of the Fund’s investment manager with the SEC that resolved the issues resulting from the SEC’s investigation of market timing activity. The SEC issued an “order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order” (the “Order”). The SEC’s Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

Under the terms of the SEC’s Order, pursuant to which an affiliate of the Fund’s investment manager neither admits nor denies any wrongdoing, an affiliate of the Fund’s investment manager has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to certain fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear whether shareholders of all funds will receive distributions or whether all shareholders of any particular fund will receive distributions. The SEC Order also requires an affiliate of the Fund’s investment manager to, among other things, enhance and periodically review compliance policies and procedures.

Other Governmental Investigations

As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company has been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against an affiliate of the Fund’s investment manager and the Fund’s principal underwriter concerning payments to securities dealers who sell fund shares (commonly referred to as “revenue sharing”). The staff of the California Attorney General’s Office (CAGO) also has advised the Company that it is authorized to bring a civil action against Franklin Resources, Inc. and the Fund’s principal underwriter arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so.

Other Legal Proceedings

The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

8. REGULATORY MATTERS (cont.)

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

The Company’s management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or other legal proceedings. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

At December 31, 2003, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund hereby designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on June 15, 2004, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a breakdown by country of foreign taxes paid and foreign source income as designated by the Fund, to Class 1, Class 2 and Class 3 shareholders.

	Class 1		Class 2		Class 3
Country	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Austria	0.0006	0.0027	0.0006	0.0026	0.0006	0.0026
Bermuda	0.0000	0.0001	0.0000	0.0001	0.0000	0.0001
Brazil	0.0002	0.0125	0.0002	0.0118	0.0002	0.0118
Chile	0.0001	0.0002	0.0001	0.0001	0.0001	0.0001
China	0.0000	0.0054	0.0000	0.0051	0.0000	0.0051
Croatia	0.0000	0.0006	0.0000	0.0006	0.0000	0.0006
Czech Republic	0.0001	0.0005	0.0001	0.0005	0.0001	0.0005
Egypt	0.0000	0.0007	0.0000	0.0006	0.0000	0.0006
Greece	0.0000	0.0039	0.0000	0.0037	0.0000	0.0037
Hong Kong	0.0000	0.0159	0.0000	0.0150	0.0000	0.0150
Hungary	0.0003	0.0011	0.0003	0.0011	0.0003	0.0011
India	0.0057	0.0130	0.0057	0.0123	0.0057	0.0123
Indonesia	0.0014	0.0067	0.0014	0.0063	0.0014	0.0063
Luxembourg	0.0000	0.0011	0.0000	0.0011	0.0000	0.0011
Malaysia	0.0005	0.0013	0.0005	0.0013	0.0005	0.0013
Mexico	0.0000	0.0083	0.0000	0.0079	0.0000	0.0079
Philippines	0.0003	0.0008	0.0003	0.0007	0.0003	0.0007
Poland	0.0001	0.0003	0.0001	0.0003	0.0001	0.0003
Portugal	0.0000	0.0001	0.0000	0.0000	0.0000	0.0000
Russia	0.0005	0.0022	0.0005	0.0021	0.0005	0.0021
Singapore	0.0021	0.0113	0.0021	0.0107	0.0021	0.0107
South Africa	0.0008	0.0365	0.0008	0.0345	0.0008	0.0345
South Korea	0.0041	0.0171	0.0041	0.0162	0.0041	0.0162
Switzerland	0.0000	0.0002	0.0000	0.0002	0.0000	0.0002
Taiwan	0.0026	0.0067	0.0026	0.0063	0.0026	0.0063
Thailand	0.0002	0.0030	0.0002	0.0028	0.0002	0.0028
Turkey	0.0000	0.0039	0.0000	0.0037	0.0000	0.0037
United Kingdom	0.0000	0.0004	0.0000	0.0004	0.0000	0.0004

Total	$0.0196	$0.1565	$0.0196	$0.1480	$0.0196	$0.1480

TEMPLETON FOREIGN SECURITIES FUND

This semiannual report for Templeton Foreign Securities Fund covers the period ended June 30, 2004.

Performance Summary as of 6/30/04

Templeton Foreign Securities Fund – Class 3 delivered a +2.15% total return from inception on 5/3/04 through 6/30/04.

Performance reflects the Fund’s Class 3 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Templeton Foreign Securities Fund – Class 3

Performance data quoted represents past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Foreign Securities Fund seeks long-term capital growth. The Fund invests predominantly in investments of issuers located outside the U.S., including in emerging markets.

Performance Overview

You can find the Fund’s total return in the Performance Summary. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index, which returned 4.86% for the six-month period ended June 30, 2004.1 From May 3, 2004, through June 30, 2004, the MSCI EAFE Index returned 2.67%.1

Economic and Market Overview

Exports, employment and manufacturing data suggested that the global economy expanded in the first half of 2004, led by the U.S. and China, albeit possibly at a slower pace than in 2003. As of June 30, 2004, Chinese authorities’ intervention appeared effective in slowing its gross domestic product (GDP) growth. Officials there targeted a growth rate of 7% for 2004, after China’s GDP grew 9.1% in 2003.2 The slowdown was widely anticipated, as was the ripple effect on export-oriented economies in Asia, Europe and Latin America that had benefited from China’s dramatic growth. Counteracting China’s perceived slowdown, domestic demand increased in countries such as Japan and France, and there was some indication that this could soon be the case in Italy and Germany. For example, recent consumer confidence surveys in Germany, Europe’s largest economy, indicated improvement in spending plans, income expectations and economic outlook. This reflected, in part, a decline in oil prices from record levels earlier in the year and modest job creation that maintained the unemployment rate at 10.5% in June.3 Improving Europe’s consumer demand was relevant to economic growth because consumer spending accounted for about two-thirds of the euro zone’s $8.5 trillion economy.4

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: South China Morning Post, 5/1/04.

3. Source: Reuters, “German unemployment level falls,” 7/6/04.

4. Sources: afxnews.com, “ECB’s Issing says euro zone recovery needs rebound in consumer spending,” 4/23/04; en.icxo.com, “Sweden Riksbank to Lift Interest Rates,” 6/21/04.

Fund Risks: Stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Foreign investing involves special risks including currency fluctuations, economic instability, and social and political developments. Emerging markets involve heightened risks due to their relatively smaller size and lesser liquidity. The Fund’s prospectus also includes a description of the main investment risks.

In early 2004, investors extended the rally in global equity markets that had begun in March 2003. Adequate liquidity, reasonably solid economic growth and higher corporate earnings remained pillars for the extended rally. However, investor focus shifted to potential problem areas of inflation, terrorism, China’s slowing economy and rising global interest rates. These factors hindered global equity market performance, particularly in the second quarter when local stock market indexes in China, Russia, Taiwan, South Korea and Brazil delivered double-digit declines. Asian stock markets were weak due to China. Russian markets reacted to what some investors considered political interference in the markets following the troubles of oil company YUKOS. Debt-burdened Brazil faced the double hurdles of decreased demand from Asia and higher interest rates. However, the returns of these few markets were hardly typical.

Most stock market indexes traded nervously in the first half of 2004, but overall did not move significantly in either direction. Excluding the Nikkei 225 Stock Average, which rose 9.27% in U.S. dollar terms for the six months ended June 30, 2004, most major indexes delivered relatively flat returns.5 The MSCI All Country World Index’s six-month total return was 3.57% — in aggregate, stock market gains were modest for the reporting period.5

Investment Strategy

Our investment philosophy is bottom-up, value-oriented and long-term. In choosing investments, we generally focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

During the six months under review, the Fund’s performance benefited from strong stock selection in the consumer discretionary sector, which outperformed the overall return of the MSCI EAFE Index (the Index).6 The performance of such consumer discretionary holdings as Sony, Denso, Autoliv, Michelin and Reuters Group more than offset the

5. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

6. The consumer discretionary sector comprises auto components, automobiles, household durables and media in the Statement of Investments (SOI).

Fund’s slight average underweighting relative to the Index for the period. Strong stock selection in the Fund’s underweighted health care sector position also helped performance relative to the Index, and Fund holdings Aventis, Celltech Group and Ono Pharmaceuticals particularly contributed to the Fund’s overall performance.7 During the reporting period, Aventis and Celltech received acquisition bids at premiums to their previous share prices, which boosted their stocks’ performances. The Fund’s information technology (IT) sector holdings outperformed the Index’s IT sector and overall results for the reporting period, and Fund holdings Nintendo, Hitachi and Check Point Software were notable contributors.8

The Fund’s overweighted materials sector exposure detracted from performance due to poor stock selection within the sector, as well as the materials sector’s underperformance relative to the Index during the period.9 Within the materials sector, Fund holdings POSCO, Barrick Gold and Cia Vale do Rio Doce negatively impacted performance. Although generating positive absolute returns, the utilities, financials and consumer staples sectors also hindered relative performance during the period as they underperformed the overall Index.10

Thank you for your participation in Templeton Foreign Securities Fund. We look forward to serving your future investment needs.

7. The health care sector comprises biotechnology, health care equipment and supplies, and health care providers and services in the SOI.

8. The information technology sector comprises IT services, software, computers and peripherals, electronic equipment and instruments, and semiconductors and semiconductor equipment in the SOI.

9. The materials sector comprises chemicals, construction materials, metals and mining, and paper and forest products in the SOI.

10. The utilities sector comprises electric utilities, gas utilities, and multi-utilities and unregulated power in the SOI. The financials sector comprises commercial banks, thrifts and mortgage finance, diversified financial services, capital markets, insurance and real estate in the SOI. The consumer staples sector comprises food and staples retailing, and food products in the SOI.

This discussion reflects our analysis, opinions and portfolio holdings as of June 30, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Templeton Foreign Securities Fund 6/30/04

Company Sector/Industry, Country	% of Total Net Assets

Cheung Kong Holdings Ltd.	2.0%
Real Estate, Hong Kong

Nippon Telegraph & Telephone Corp.	2.0%
Diversified Telecommunication Services, Japan

Denso Corp.	1.7%
Auto Components, Japan

Sony Corp.	1.7%
Household Durables, Japan

Nintendo Co. Ltd.	1.6%
Software, Japan

GlaxoSmithKline PLC	1.6%
Pharmaceuticals, U.K.

Samsung Electronics Co. Ltd.	1.6%
Semiconductors & Semiconductor Equipment, South Korea

Aventis SA	1.5%
Pharmaceuticals, France

Telefonos de Mexico SA de CV (Telmex), L, ADR	1.3%
Diversified Telecommunication Services, Mexico

BP PLC	1.2%
Oil & Gas, U.K.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Financial Highlightsa

	Class 1
	Six Months Ended June 30, 2004 (unaudited)		Year Ended December 31,
			2003	2002	2001	2000	1999

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.37		$9.51	$11.85	$18.78	$22.25	$20.69

Income from investment operations:
Net investment income[b]	.17		.19	.22	.23	.40	.33
Net realized and unrealized gains (losses)	.36		2.87	(2.37)	(5.23)	(.95)	3.78

Total from investment operations	.53		3.06	(2.15)	(5.00)	(.55)	4.11

Less distributions from:
Net investment income	(.15)		(.20)	(.19)	(.26)	(.43)	(.57)
Net realized gains	—		—	—	(1.67)	(2.49)	(1.98)

Total distributions	(.15)		(.20)	(.19)	(1.93)	(2.92)	(2.55)

Net asset value, end of period	$12.75		$12.37	$9.51	$11.85	$18.78	$22.25

Total return[c]	4.31%		32.55%	(18.40)%	(15.75)%	(2.19)%	23.61%
Ratios/supplemental data
Net assets, end of period (000’s)	$467,478		$472,665	$397,420	$565,220	$776,495	$1,056,798
Ratios to average net assets:
Expenses	.82%	[d]	.87%	.88%	.90%	.87%	.85%
Net investment income	2.78%	[d]	1.81%	1.97%	1.59%	2.08%	1.69%
Portfolio turnover rate	2.87%		18.01%	28.12%	20.00%	32.81%	30.04%

[a]Financial	highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP) - Templeton International Securities Fund as a result of a merger May 1, 2000.
[b]Based	on average daily shares outstanding.
[c]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]Annualized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Financial Highlightsa (continued)

	Class 2
	Six Months Ended June 30, 2004 (unaudited)		Year Ended December 31
			2003	2002	2001	2000	1999

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.24		$9.42	$11.74	$18.67	$22.13	$20.61

Income from investment operations:
Net investment income[b]	.16		.15	.17	.18	.31	.25
Net realized and unrealized gains (losses)	.35		2.85	(2.32)	(5.21)	(.90)	3.78

Total from investment operations	.51		3.00	(2.15)	(5.03)	(.59)	4.03

Less distributions from:
Net investment income	(.14)		(.18)	(.17)	(.23)	(.38)	(.53)
Net realized gains	—		—	—	(1.67)	(2.49)	(1.98)

Total distributions	(.14)		(.18)	(.17)	(1.90)	(2.87)	(2.51)

Net asset value, end of period	$12.61		$12.24	$9.42	$11.74	$18.67	$22.13

Total return[c]	4.16%		32.21%	(18.56)%	(15.99)%	(2.38)%	23.23%
Ratios/supplemental data
Net assets, end of period (000’s)	$978,598		$653,594	$299,760	$225,505	$187,115	$101,365
Ratios to average net assets:
Expenses	1.07%	[d]	1.12%	1.13%	1.15%	1.12%	1.10%
Net investment income	2.53%	[d]	1.56%	1.72%	1.32%	1.66%	1.26%
Portfolio turnover rate	2.87%		18.01%	28.12%	20.00%	32.81%	30.04%

[a]Financial	highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP) - Templeton International Fund a result of a merger May 1, 2000.
[b]Based	on average daily shares outstanding.
[c]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]Annualized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Financial Highlights (continued)

	Class 3
	Period Ended June 30, 2004[c] (unaudited)
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.48

Income from investment operations:
Net investment income[a]	.04
Net realized and unrealized gains (losses)	.23

Total from investment operations	.27

Less distributions from:
Net investment income	(.14)
Net realized gains	—

Total distributions	(.14)

Net asset value, end of period	$12.61

Total return[b]	2.15%
Ratios/supplemental data
Net assets, end of period (000’s)	$4,644
Ratios to average net assets:
Expenses	1.07%	[d]
Net investment income	2.53%	[d]
Portfolio turnover rate	2.87%

[a]Based	on average daily shares outstanding.
[b]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	For the period May 3, 2004 (effective date) to June 30, 2004.
[d]Annualized.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited)

	COUNTRY	SHARES	VALUE
Common Stocks 83.2%
Aerospace & Defense 1.0%
BAE Systems PLC	United Kingdom	3,544,411	$14,092,926

Air Freight & Logistics 1.0%
Deutsche Post AG	Germany	677,613	14,608,668

Airlines .5%
Qantas Airways Ltd.	Australia	3,060,000	7,503,239

Auto Components 3.8%
Autoliv Inc., SDR	Sweden	393,611	16,433,224
Denso Corp.	Japan	1,044,800	24,321,056
Michelin SA, B	France	266,820	14,754,260

			55,508,540

Automobiles .5%
Volkswagen AG	Germany	181,815	7,675,812

Biotechnology .4%
[a]CellTech Group PLC	United Kingdom	630,000	6,272,351

Capital Markets 2.2%
[a]Ainax AB, 144A	Sweden	23,823	782,720
Amvescap PLC	United Kingdom	920,450	6,276,327
Nomura Holdings Inc.	Japan	865,730	12,813,581
UBS AG	Switzerland	161,000	11,344,818

			31,217,446

Chemicals 3.3%
Akzo Nobel NV	Netherlands	329,003	12,100,496
BASF AG	Germany	324,369	17,384,028
Bayer AG, Br.	Germany	333,400	9,613,447
Lonza Group AG	Switzerland	173,400	8,784,917

			47,882,888

Commercial Banks 6.1%
Abbey National PLC	United Kingdom	1,919,500	17,866,297
DBS Group Holdings Ltd.	Singapore	662,000	5,534,442
DBS Group Holdings Ltd., 144A	Singapore	650,000	5,434,120
Hana Bank	South Korea	343,270	7,248,626
HSBC Holdings PLC	United Kingdom	147,855	2,227,360
[a]Kookmin Bank, ADR	South Korea	314,560	9,870,893
Lloyds TSB Group PLC	United Kingdom	1,387,500	10,863,827
National Australia Bank Ltd.	Australia	706,300	14,681,578
Nordea Bank AB, FDR	Sweden	2,135,083	15,378,063

			89,105,206

Commercial Services & Supplies 1.4%
Rentokil Initial PLC	United Kingdom	3,720,100	9,748,548
Securitas AB, B	Sweden	809,980	10,107,345
Societe BIC SA	France	23,250	1,034,741

			20,890,634

Computers & Peripherals .5%
NEC Corp.	Japan	1,058,000	7,446,675

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	SHARES	VALUE
Common Stocks (cont.)
Construction Materials .6%
Cemex SA, ADR	Mexico	315,900	$9,192,690

Diversified Financial Services 1.4%
ING Groep NV	Netherlands	450,610	10,635,740
Rodamco Europe NV	Netherlands	164,000	9,906,683

			20,542,423

Diversified Telecommunication Services 8.2%
BCE Inc.	Canada	815,260	16,235,273
Chunghwa Telecom Co. Ltd., ADR	Taiwan	728,900	12,857,796
KT Corp., ADR	South Korea	420,880	7,592,675
Nippon Telegraph & Telephone Corp.	Japan	5,385	28,771,984
Telecom Corp. of New Zealand Ltd.	New Zealand	2,553,026	9,533,234
Telefonica SA, ADR	Spain	247,113	11,028,653
Telefonos de Mexico SA de CV (Telmex), L, ADR	Mexico	585,469	19,478,554
Telenor ASA	Norway	2,003,100	13,929,080

			119,427,249

Electric Utilities 3.2%
E.On AG	Germany	188,653	13,587,845
Endesa SA	Spain	547,398	10,549,298
Hong Kong Electric Holdings Ltd.	Hong Kong	1,800,000	7,454,037
Iberdrola SA, Br.	Spain	528,222	11,150,161
Korea Electric Power Corp.	South Korea	250,000	4,024,232

			46,765,573

Electrical Equipment 1.1%
Kidde PLC	United Kingdom	2,724,071	5,903,422
[a]Vestas Wind Systems AS	Denmark	502,800	7,386,553
[a]Vestas Wind Systems AS, 144A	Denmark	167,600	2,462,184

			15,752,159

Electronic Equipment & Instruments 1.2%
Hitachi Ltd.	Japan	2,561,867	17,632,426

Energy Equipment & Services .4%
IHC Caland NV	Netherlands	115,874	5,389,587

Food & Staples Retailing .7%
J Sainsbury PLC	United Kingdom	1,830,860	9,454,452

Food Products 2.4%
Cadbury Schweppes PLC	United Kingdom	812,000	7,005,713
Nestle SA	Switzerland	51,790	13,811,769
Unilever PLC	United Kingdom	1,357,834	13,321,755

			34,139,237

Health Care Equipment & Supplies
Olympus Corp.	Japan	25,000	471,979

Health Care Providers & Services .6%
Mayne Group Ltd.	Australia	3,390,208	8,053,143

Household Durables 3.2%
Koninklijke Philips Electronics NV	Netherlands	576,739	15,528,371
Persimmon PLC	United Kingdom	614,500	7,042,980
Sony Corp.	Japan	644,654	24,281,977

			46,853,328

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	SHARES	VALUE
Common Stocks (cont.)
Industrial Conglomerates 1.9%
Hutchison Whampoa Ltd.	Hong Kong	1,962,000	$13,394,767
Smiths Group PLC	United Kingdom	1,049,900	14,213,310

			27,608,077

Insurance 6.6%
ACE Ltd.	Bermuda	337,803	14,282,311
AMP Ltd.	Australia	2,878,337	12,691,999
AXA SA	France	479,792	10,565,663
AXA SA, 144A	France	40,480	891,424
Sampo OYJ, A	Finland	1,292,550	12,549,182
Sompo Japan Insurance Inc.	Japan	1,694,000	17,310,269
Swiss Reinsurance Co.	Switzerland	235,318	15,285,148
XL Capital Ltd., A	Bermuda	162,428	12,256,817

			95,832,813

IT Services .3%
Satyam Computers Services Ltd.	India	728,666	4,841,132

Machinery .9%
Volvo AB, B	Sweden	369,264	12,843,198

Media 3.8%
British Sky Broadcasting Group PLC	United Kingdom	349,623	3,943,736
Pearson PLC	United Kingdom	1,008,500	12,253,727
Reed Elsevier NV	Netherlands	877,400	12,318,806
Reuters Group PLC	United Kingdom	950,800	6,388,441
Wolters Kluwer NV	Netherlands	380,280	6,902,994
Yell Group PLC	United Kingdom	2,000,000	12,504,080

			54,311,784

Metals & Mining 2.2%
Alcan Inc.	Canada	55,334	2,288,949
Barrick Gold Corp.	Canada	330,494	6,551,953
BHP Billiton Ltd.	Australia	1,338,050	11,679,066
POSCO, ADR	South Korea	331,100	11,095,161

			31,615,129

Multi-Utilities & Unregulated Power 1.7%
National Grid Transco PLC	United Kingdom	1,742,960	13,449,448
Suez SA	France	554,600	11,545,030

			24,994,478

Oil & Gas 5.5%
BP PLC	United Kingdom	2,051,720	18,120,265
Eni SpA	Italy	845,840	16,794,750
Repsol YPF SA	Spain	723,515	15,844,743
Shell Transport & Trading Co. PLC	United Kingdom	2,467,253	18,098,797
Total SA, B	France	54,077	10,309,717

			79,168,272

Paper & Forest Products 2.1%
Stora Enso OYJ, R	Finland	972,230	13,164,492
UPM-Kymmene Corp.	Finland	911,384	17,342,165

			30,506,657

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	SHARES	VALUE
Common Stocks (cont.)
Pharmaceuticals 4.7%
Aventis SA	France	294,748	$22,251,424
GlaxoSmithKline PLC	United Kingdom	1,121,400	22,695,629
Ono Pharmaceutical Co. Ltd.	Japan	299,000	14,057,371
[a]Shire Pharmaceuticals Group PLC	United Kingdom	928,000	8,103,297
Takeda Pharmaceutical Co. Ltd.	Japan	33,200	1,457,435

			68,565,156

Real Estate 3.0%
Cheung Kong Holdings Ltd.	Hong Kong	4,022,137	29,651,130
Swire Pacific Ltd., B	Hong Kong	12,648,627	14,351,694

			44,002,824

Road & Rail .4%
East Japan Railway Co.	Japan	1,100	6,169,638

Semiconductors & Semiconductor Equipment 1.9%
Samsung Electronics Co. Ltd.	South Korea	54,850	22,642,536
Taiwan Semiconductor Manufacturing Co.	Taiwan	2,846,234	4,095,057

			26,737,593

Software 2.1%
[a]Check Point Software Technologies Ltd.	Israel	268,550	7,248,165
Nintendo Co. Ltd.	Japan	196,000	22,722,815

			29,970,980

Thrifts & Mortgage Finance
Housing Development Finance Corp. Ltd.	India	41,040	461,639

Wireless Telecommunication Services 2.4%
China Mobile (Hong Kong) Ltd., fgn.	China	2,932,000	8,871,406
SK Telecom Co. Ltd., ADR	South Korea	546,520	11,524,030
Vodafone Group PLC, ADR	United Kingdom	637,690	14,092,949

			34,488,385

Total Common Stocks (Cost $1,021,115,857)			1,207,996,386

Preferred Stocks .7%
Automobiles .3%
Volkswagen AG, pfd.	Germany	160,254	4,640,354

Metals & Mining .4%
Cia Vale do Rio Doce, ADR, pfd., A	Brazil	132,792	5,192,167

Total Preferred Stocks (Cost $8,049,894)			9,832,521

Total Long Term Investments (Cost $1,029,165,751)			1,217,828,907

Short Term Investment (Cost $234,456,771) 16.2%
[b]Franklin Institutional Fiduciary Trust Money Market Portfolio	United States	234,456,771	234,456,771

Total Investments (Cost $1,263,622,522) 100.1%			1,452,285,678
Other Assets, less Liabilities (.1)%			(1,565,589)

Net Assets 100.0%			$1,450,720,089

[a]Non-income	producing.
[b]See	Note 7 regarding investments in the affiliated Money Market Portfolio.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

June 30, 2004 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,029,165,751
Cost - Sweep money fund (Note 7)	234,456,771

Value - Unaffiliated issuers	1,217,828,907
Value - Sweep money fund (Note 7)	234,456,771
Cash	83,149
Foreign currency, at value (cost $1,752)	1,748
Receivables:
Investment securities sold	30,386
Capital shares sold	3,847,666
Dividends and interest	3,018,531

Total assets	1,459,267,158

Liabilities:
Payables:
Investment securities purchased	6,166,698
Capital shares redeemed	740,585
Affiliates	1,233,713
Deferred tax liability (Note 1(f))	100,371
Other liabilities	305,702

Total liabilities	8,547,069

Net assets, at value	$1,450,720,089

Net assets consist of:
Undistributed net investment income	$ 15,189,146
Net unrealized appreciation (depreciation)	188,658,573
Accumulated net realized gain (loss)	(133,078,189)
Capital shares	1,379,950,559

Net assets, at value	$1,450,720,089

Class 1:
Net assets, at value	$ 467,477,509

Shares outstanding	36,668,555

Net asset value and offering price per share	$ 12.75

Class 2:
Net assets, at value	$ 978,598,367

Shares outstanding	77,609,855

Net asset value and offering price per share	$ 12.61

Class 3:
Net assets, at value	$ 4,644,213

Shares outstanding	368,422

Net asset value and offering price per share	$ 12.61

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2004 (unaudited)

Investment income:
(net of foreign taxes and fees of $2,900,856)
Dividends
Unaffiliated issuers	$22,496,136
Sweep money fund (Note 7)	706,051
Interest	1,752

Total investment income	23,203,939

Expenses:
Management fees (Note 3)	4,082,136
Administrative fees (Note 3)	767,544
Distribution fees (Note 3)
Class 2	1,020,429
Class 3	965
Custodian fees (Note 4)	151,505
Transfer agent fees	13,000
Other	245,836

Total expenses	6,281,415
Expense reductions (Note 4)	(187)

Net expenses	6,281,228

Net investment income	16,922,711

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	13,882,354
Foreign currency transactions	(285,844)

Net realized gain (loss)	13,596,510

Net unrealized appreciation (depreciation) on:
Investments	18,509,414
Translation of assets and liabilities denominated in foreign currencies	488,675
Deferred taxes (Note 1(f))	524,038

Net unrealized appreciation (depreciation)	19,522,127

Net realized and unrealized gain (loss)	33,118,637

Net increase (decrease) in net assets resulting from operations	$50,041,348

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the six months ended June 30, 2004 (unaudited)

and the year ended December 31, 2003

	Six Months Ended June 30, 2004	Year Ended December 31, 2003

Increase (decrease) in net assets:
Operations:
Net investment income	$ 16,922,711	$ 13,945,725
Net realized gain (loss) from investments and foreign currency transactions	13,596,510	(31,091,065)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies, and deferred taxes	19,522,127	272,127,433

Net increase (decrease) in net assets resulting from operations	50,041,348	254,982,093
Distributions to shareholders from net investment income:
Class 1	(5,478,306)	(7,698,069)
Class 2	(10,189,845)	(6,848,227)
Class 3	(37,708)	—

Total distributions to shareholders	(15,705,859)	(14,546,296)
Capital share transactions: (Note 2)
Class 1	(19,483,272)	(35,694,170)
Class 2	305,049,418	224,338,382
Class 3	4,558,589	—

Total capital share transactions	290,124,735	188,644,212
Redemption fees	404	—
Net increase (decrease) in net assets	324,460,628	429,080,009
Net assets:
Beginning of period	1,126,259,461	697,179,452

End of period	$ 1,450,720,089	$1,126,259,461

Undistributed net investment income included in net assets:
End of period	$ 15,189,146	$ 13,972,294

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-one separate series (the Funds). Templeton Foreign Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund’s investment objective is capital growth.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities (including restricted securities) will be valued at fair value. Investments in open-end mutual funds are valued at the closing net asset value. All security valuation procedures are approved by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available. Interest income and estimated expenses are accrued daily. Dividend income to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Fund from securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Deferred Taxes

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Redemption Fees

Redemptions and exchanges of Class 3 shares held 60 days or less may be subject to the Fund’s redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital as noted in the Statement of Changes.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers three classes of shares: Class 1, Class 2 and Class 3. Effective May 3, 2004 the Fund began offering a new class of shares, Class 3. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

At June 30, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2004		Year Ended December 31, 2003
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,360,776	$17,346,911	4,070,068	$41,441,600
Shares issued in reinvestment of distributions	437,215	5,478,306	745,937	7,698,069
Shares redeemed	(3,327,947)	(42,308,489)	(8,386,415)	(84,833,839)

Net increase (decrease)	(1,529,956)	$(19,483,272)	(3,570,410)	$(35,694,170)

Class 2 Shares:
Shares sold	28,820,204	$363,217,725	77,265,095	$769,052,246
Shares issued in reinvestment of distributions	821,761	10,189,845	669,785	6,848,227
Shares redeemed	(5,423,282)	(68,358,152)	(56,376,439)	(551,562,091)

Net increase (decrease)	24,218,683	$305,049,418	21,558,441	$224,338,382

Class 3 Shares:[a]
Shares sold	413,118	$5,115,861
Shares issued in reinvestment of distributions	3,034	37,599
Shares redeemed	(47,730)	(594,871)

Net increase (decrease)	368,422	$4,558,589

[a]For	the period May 3, 2004 (effective date) to June 30, 2004.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation
Templeton Investment Counsel LLC (TIC)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.750%	First $200 million
.675%	Over $200 million, up to and including $1.3 billion
.600%	Over $1.3 billion

The Fund pays business management fees to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.150%	First $200 million
.135%	Over $200 million, up to and including $700 million
.100%	Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 and Class 3, for costs incurred in marketing the Fund’s shares under a Rule 12b-1 plan.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2004, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At December 31, 2003, the Fund had tax basis capital losses of $146,623,002 which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2009	$25,468,205
2010	54,671,097
2011	66,483,700

$146,623,002

At December 31, 2003, the Fund had deferred currency losses occurring subsequent to October 31, 2003 of $51,695. For tax purposes, such losses will be reflected in the year ending December 31, 2004.

Net investment income (loss) and net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

At June 30, 2004, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

Cost of investments	$1,263,929,272

Unrealized appreciation	244,102,408
Unrealized depreciation	(55,746,002)

Net unrealized appreciation (depreciation)	$188,356,406

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments and securities sold short (excluding short-term securities) for the period ended June 30, 2004 aggregated $273,481,490 and $31,361,392, respectively.

7. INVESTMENTS IN AFFILIATED MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

8. REGULATORY MATTERS

Massachusetts Administrative Proceeding

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

8. REGULATORY MATTERS (cont.)

claiming violations of the Massachusetts Uniform Securities Act (“Massachusetts Act”) with respect to an alleged arrangement to permit market timing (the “Mass. Proceeding”). On February 17, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

U.S. Securities and Exchange Commission (SEC) Settlement

On August 2, 2004, the Company announced that an agreement had been reached by an affiliate of the Fund’s investment manager with the SEC that resolved the issues resulting from the SEC’s investigation of market timing activity. The SEC issued an “order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order” (the “Order”). The SEC’s Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

Under the terms of the SEC’s Order, pursuant to which an affiliate of the Fund’s investment manager neither admits nor denies any wrongdoing, an affiliate of the Fund’s investment manager has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to certain fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear whether shareholders of all funds will receive distributions or whether all shareholders of any particular fund will receive distributions. The SEC Order also requires an affiliate of the Fund’s investment manager to, among other things, enhance and periodically review compliance policies and procedures.

Other Governmental Investigations

As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company has been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against an affiliate of the Fund’s investment manager and the Fund’s principal underwriter concerning payments to securities dealers who sell fund shares (commonly referred to as “revenue sharing”). The staff of the California Attorney General’s Office (CAGO) also has advised the Company that it is authorized to bring a civil action against Franklin Resources, Inc. and the Fund’s principal underwriter arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so.

Other Legal Proceedings

The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

8. REGULATORY MATTERS (cont.)

portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

The Company’s management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or other legal proceedings. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

At December 31, 2003, more than 50% of the Templeton Foreign Securities Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund hereby designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on June 15, 2004, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a breakdown by country of foreign taxes paid and foreign source income as designated by the Fund, to Class 1, Class 2 and Class 3 shareholders.

	Class 1		Class 2		Class 3
Country	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Australia	0.0001	0.0028	0.0001	0.0025	0.0001	0.0025
Bermuda	0.0000	0.0028	0.0000	0.0025	0.0000	0.0025
Brazil	0.0005	0.0025	0.0005	0.0023	0.0005	0.0023
Canada	0.0007	0.0034	0.0007	0.0031	0.0007	0.0031
China	0.0000	0.0012	0.0000	0.0010	0.0000	0.0010
Finland	0.0017	0.0079	0.0017	0.0072	0.0017	0.0072
France	0.0021	0.0092	0.0021	0.0083	0.0021	0.0083
Germany	0.0022	0.0127	0.0022	0.0115	0.0022	0.0115
Hong Kong	0.0002	0.0138	0.0002	0.0126	0.0002	0.0126
India	0.0000	0.0004	0.0000	0.0004	0.0000	0.0004
Italy	0.0014	0.0065	0.0014	0.0059	0.0014	0.0059
Japan	0.0008	0.0059	0.0008	0.0053	0.0008	0.0053
Mexico	0.0000	0.0046	0.0000	0.0042	0.0000	0.0042
Netherlands	0.0028	0.0133	0.0028	0.0122	0.0028	0.0122
New Zealand	0.0006	0.0026	0.0006	0.0024	0.0006	0.0024
Singapore	0.0004	0.0014	0.0004	0.0013	0.0004	0.0013
South Korea	0.0017	0.0072	0.0017	0.0066	0.0017	0.0066
Spain	0.0014	0.0077	0.0014	0.0070	0.0014	0.0070
Sweden	0.0013	0.0076	0.0013	0.0069	0.0013	0.0069
Switzerland	0.0009	0.0044	0.0009	0.0040	0.0009	0.0040
Taiwan	0.0006	0.0018	0.0006	0.0016	0.0006	0.0016
United Kingdom	0.0049	0.0344	0.0049	0.0318	0.0049	0.0318

TOTAL	$0.0243	$0.1541	$0.0243	$0.1406	$0.0243	$0.1406

INDEX DESCRIPTIONS

The indexes are unmanaged and include reinvested distributions.

Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Credit Suisse First Boston (CSFB) High Yield Index is designed to mirror the investible universe of the U.S. dollar denominated high yield debt market.

Dow Jones Industrial Average (the Dow) is price-weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

Dow Jones Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as real estate investment trusts and real estate operating companies. The index is capitalization-weighted and rebalanced monthly, and returns are calculated on a buy-and-hold basis.

J.P. Morgan Emerging Markets Bond Index Global (EMBIG) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.

J.P. Morgan Global Government Bond Index (JPM GGBI) tracks total returns of government bonds in developed countries globally. The bonds included in the index are weighted according to their market capitalization. The index is unhedged and expressed in terms of $US.

Lehman Brothers Intermediate U.S. Government Bond Index includes securities issued by the U.S. government. These include public obligations of the U.S. Treasury with remaining maturity of one year or more and publicly issued debt of U.S. governmental agencies, quasi-federal corporations, and corporate or foreign debt. All issues included must have one to ten years to final maturity and must be rated investment grade (Baa3 or better) by Moody’s Investors Service. They must also be dollar-denominated and non-convertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody’s Investors Service. They must be publicly issued, fixed rate, and have at least $250 million par amount outstanding. They must also be dollar denominated and non-convertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

Lipper Multi-Sector Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors, (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the six-month period ended 6/30/04, there were 111 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Equity Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper VIP underlying funds universe. Lipper Equity Income Funds are defined as funds that seek relatively high current income and growth of income through investing at least 60% of their portfolio in equity securities. For the six-month period ended 6/30/04, there were 59 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General U.S. Government Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper U.S. Government Funds classification in the Lipper VIP underlying funds universe. Lipper U.S. Government Funds are defined as funds that invest primarily in U.S. government and agency issues. For the six-month period ended 6/30/04, there were 54 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP High Current Yield Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper High Current Yield Funds classification in the Lipper VIP underlying funds universe. Lipper High Current Yield Funds are defined as funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. For the six-month period ended 6/30/04, there were 88 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Income Funds classification in the Lipper VIP underlying funds universe. Lipper Income Funds seek a high level of current income by investing in income-producing stocks, bonds and money market instruments. For the six-month period ended 6/30/04, there were 14 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Merrill Lynch 2-, 5- and 10-Year Zero Coupon Bond Indexes include zero coupon bonds that pay no interest and are issued at a discount from redemption price.

Morgan Stanley Capital International (MSCI) All Country (AC) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in global developed and emerging markets.

Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in global emerging markets.

Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

Morgan Stanley Capital International (MSCI) Japan Index is market capitalization weighted and measures total returns of equity securities in Japan.

Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in global developed markets.

National Association of Securities Dealers Automated Quotations (NASDAQ) Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes over 3,000 companies.

Nikkei 225 Stock Average is a price-weighted index that measures the performance of 225 leading stocks traded on the Tokyo Stock Exchange.

Russell 1000 Growth Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 92% of total market capitalization of the Russell 3000 Index.

Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Value Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500 Growth Index is market capitalization weighted and measures performance of those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Index is market capitalization weighted and measures performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market.

Russell Midcap Value Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

Standard & Poor’s 500 Composite Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock’s weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

S&P 500 Electric Utilities Index is market capitalization weighted and includes electric utility stocks in the S&P 500.

S&P/IFCI Composite Index is a market capitalization-weighted index designed to measure the performance of emerging market stocks. It tracks approximately 2,000 securities in countries such as Brazil, Mexico, China and South Korea. Performance represents total return in $US.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Proxy Voting Policies and Procedures

The Fund has established Proxy Voting Policies and Procedures (“Policies”) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission’s website at http://www.sec.gov and reflect the 12-month period beginning July 1, 2003, and ending June 30, 2004.

PV-1

One Franklin Parkway

San Mateo, CA 94403-1906

Semiannual Report

FRANKLIN TEMPLETON

VARIABLE INSURANCE PRODUCTS TRUST

Investment Managers

Franklin Advisers, Inc.

Franklin Advisory Services, LLC

Franklin Mutual Advisers, LLC

Templeton Asset Management, Ltd., Singapore

Templeton Global Advisors Limited

Templeton Investment Counsel, LLC

Distributor

Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (FTVIP) shares are sold only to insurance company separate accounts (“Separate Account”) to serve as the investment vehicles for both variable annuity and variable life insurance contracts. This report must be preceded or accompanied by the current prospectus for the applicable contract, which includes the Separate Account and the FTVIP prospectuses, which contain more detailed information, including sales charges, risks and advantages. Please read the prospectuses carefully before investing or sending money. These reports and prospectuses do not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FTVIP S2004 08/04

Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 11(a), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers financial and accounting officer.

EXHIBIT (A)

FRANKLIN TEMPLETON FUNDS

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND

SENIOR FINANCIAL OFFICERS

I.	COVERED OFFICERS AND PURPOSE OF THE CODE

This code of ethics (the “Code”)1 is for the investment companies within the complex registered with the United States Securities & Exchange Commission (“SEC”) (collectively, “FT Funds”) applies to each FT Fund’s Principal Executive Officers, Principal Financial Officer and Principal Accounting Officer (the “Covered Officers” each of whom are set forth in Exhibit A) for the purpose of promoting:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the SEC and in other public communications made by or on behalf of the FT Funds;

•	Compliance with applicable laws and governmental rules and regulations;

•	The prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

•	Accountability for adherence to the Code.

Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II.	COVERED OFFICERS SHOULD HANDLE ETHICALLY ACTUAL AND APPARENT CONFLICTS OF INTEREST OVERVIEW.

A “conflict of interest” occurs when a Covered Officer’s private interest interferes with the interests of, or his service to, the FT Funds. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the FT Funds.

Certain conflicts of interest arise out of the relationships between Covered Officers and the FT Funds and already are subject to conflict of interest provisions in the Investment Company Act of 1940 (“Investment Company Act”) and the Investment Advisers Act of 1940 (“Investment Advisers Act”). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the FT Funds because of their status as “affiliated persons” of the FT Funds. The FT Funds’ and the investment advisers’ compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the FT Funds, the investment advisers and the fund administrator of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the FT Funds, for the adviser, the administrator, or for all three), be involved in establishing policies and implementing decisions that will have different effects on the adviser, administrator and the FT Funds. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the FT Funds, the adviser, and the administrator and is consistent with the performance by the Covered Officers of their duties as officers of the FT Funds. Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by the FT Funds’ Boards of Directors (“Boards”) that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the FT Funds. Each Covered Officer must:

•	Not use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the FT Funds whereby the Covered Officer would benefit personally to the detriment of the FT Funds;

•	Not cause the FT Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit the FT Funds;

•	Not retaliate against any other Covered Officer or any employee of the Funds or their affiliated persons for reports of potential violations that are made in good faith;

•	Report at least annually the following affiliations or other relationships:[2]

•	all directorships for public companies and all companies that are required to file reports with the SEC;

•	any direct or indirect business relationship with any independent directors;

•	any direct or indirect business relationship with any independent public accounting firm; and

•	any direct or indirect interest in any transaction with any FT Fund that will benefit the officer (not including benefits derived from the advisory, sub-advisory, distribution or service agreements with affiliates of Franklin Resources).

There are some conflict of interest situations that should always be approved in writing by FT’s General Counsel or Deputy General Counsel, if material. Examples of these include3:

•	Service as a director on the board of any public or private Company;

•	The receipt of any gifts in excess of $100;

•	The receipt of any entertainment from any Company with which the FT Funds has current or prospective business dealings unless such entertainment is business related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety. Notwithstanding the foregoing, the Covered Officers must obtain prior approval for any entertainment with a value in excess of $1000.

•	Any ownership interest in, or any consulting or employment relationship with, any of the FT Fund’s service providers, other than an investment adviser, principal underwriter, administrator or any affiliated person thereof;

•	A direct or indirect financial interest in commissions, transaction charges or spreads paid by the FT Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer’s employment, such as compensation or equity ownership.

FT’s General Counsel or Deputy General Counsel will provide a report to the FT Funds Audit Committee of any approvals granted at the next regularly scheduled meeting.

III.	DISCLOSURE AND COMPLIANCE

•	Each Covered Officer should familiarize himself with the disclosure requirements generally applicable to the FT Funds;

•	Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the FT Funds to others, whether within or outside the FT Funds, including to the FT Funds’ directors and auditors, and to governmental regulators and self-regulatory organizations;

•	Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the FT Funds, the adviser and the administrator with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the FT Funds file with, or submit to, the SEC and in other public communications made by the FT Funds; and

•	It is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV.	REPORTING AND ACCOUNTABILITY

Each Covered Officer must:

•	Upon adoption of the Code (or thereafter as applicable, upon becoming a Covered Officer), affirm in writing to the Board that he has received, read, and understands the Code (see Exhibit B);

•	Annually thereafter affirm to the Board that he has complied with the requirements of the Code; and

•	Notify FT’s General Counsel or Deputy General Counsel promptly if he knows of any violation of this Code. Failure to do so is itself is a violation of this Code.

FT’s General Counsel and Deputy General Counsel are responsible for applying this Code to specific situations in which questions are presented under it and have the authority to interpret this Code in any particular situation.4 However, the Independent Directors of the respective fund will consider any approvals or waivers5 sought by any Chief Executive Officers of the Funds.

The FT Funds will follow these procedures in investigating and enforcing this Code:

•	FT’s General Counsel or Deputy General Counsel will take all appropriate action to investigate any potential violations reported to him;

•	If, after such investigation, FT’s General Counsel or Deputy General Counsel believes that no violation has occurred, FT’s General Counsel is not required to take any further action;

•	Any matter that FT’s General Counsel or Deputy General Counsel believes is a violation will be reported to the Independent Directors of the appropriate FT Fund;

•	If the Independent Directors concur that a violation has occurred, it will inform and make a recommendation to the Board of the appropriate Funds, which will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the investment adviser or its board; or a recommendation to dismiss the Covered Officer;

•	The Independent Directors will be responsible for granting waivers, as appropriate; and

•	Any changes to or waivers of this Code will, to the extent required, are disclosed as provided by SEC rules.

V.	OTHER POLICIES AND PROCEDURES

This Code shall be the sole code of ethics adopted by the FT Funds for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies there under. Insofar as other policies or procedures of the FT Funds, the FT Funds’ advisers, principal underwriter, or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The FT Code of Ethics and Policy Statement On Insider Trading, adopted by the FT Funds, FT investment advisers and FT Fund’s principal underwriter pursuant to Rule 17j-l under the Investment Company Act and more detailed policies and procedures set forth in FT’s Employee Handbook are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI.	AMENDMENTS

Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the FT Funds’ Board including a majority of independent directors.

VII.	CONFIDENTIALITY

All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the FT Funds’ Board and their counsel.

VIII.	INTERNAL USE

The Code is intended solely for the internal use by the FT Funds and does not constitute an admission, by or on behalf of any FT Funds, as to any fact, circumstance, or legal conclusion.

1. Item 2 of Form N-CSR requires a registered management investment company to disclose annually whether, as of the end of the period covered by the report, it has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these officers are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, it must explain why it has not done so. The registrant must also: (1) file with the SEC a copy of the code as an exhibit to its annual report; (2) post the text of the code on its Internet website and disclose, in its most recent report on Form N-CSR, its Internet address and the fact that it has posted the code on its Internet website; or (3) undertake in its most recent report on Form N-CSR to provide to any person without charge, upon request, a copy of the code and explain the manner in which such request may be made. Disclosure is also required of amendments to, or waivers (including implicit waivers) from, a provision of the code in the registrant’s annual report on Form N-CSR or on its website. If the registrant intends to satisfy the requirement to disclose amendments and waivers by posting such information on its website, it will be required to disclose its Internet address and this intention.

2. Reporting of these affiliations or other relationships may be made separately by completing the Directors and Officers Questionnaire and returning to FT’s General Counsel or Deputy General Counsel.

3. Any activity or relationship that would present a conflict for a Covered Officer would likely also present a conflict for the Covered Officer if a member of the Covered Officer’s immediate family engages in such an activity or has such a relationship. The Cover Person should also obtain written approval by FT’s General Counsel in such situations.

4. FT’s General Counsel and Deputy General Counsel are authorized to consult, as appropriate, with members of the Audit Committee, counsel to the FT Funds and counsel to the Independent Directors, and are encouraged to do so. 5 Item 2 of Form N-CSR defines “waiver” as “the approval by the registrant of a material departure from a provision of the code of ethics” and “implicit waiver,” which must also be disclosed, as “the registrant’s failure to take action within a reasonable period of time regarding a material departure from a provision of the code of ethics that has been made known to an executive officer” of the registrant.

EXHIBIT A

Persons Covered by the Franklin Templeton Funds

Code of Ethics

FRANKLIN GROUP OF FUNDS

Edward B. Jamieson,	President & Chief Executive Officer—Investment Management
Charles B. Johnson,	President & Chief Executive Officer—Investment Management
Gregory E. Johnson,	President & Chief Executive Officer—Investment Management
Rupert H. Johnson, Jr.	President & Chief Executive Officer—Investment Management
William J. Lippman,	President & Chief Executive Officer—Investment Management
Christopher Molumphy	President & Chief Executive Officer—Investment Management
Jimmy D. Gambill,	Senior Vice President & Chief Executive Officer—Finance and Administration
Diomedes Loo-Tam	Treasurer & Chief Financial Officer

FRANKLIN MUTUAL SERIES FUNDS

David Winters	Chairman of the Board, President & Chief Executive Officer-Investment Management
Jimmy D. Gambill	Senior Vice President & Chief Executive Officer—Finance and Administration
Diomedes Loo-Tam	Treasurer & Chief Financial Officer

TEMPLETON GROUP OF FUNDS

Jeffrey A. Everett	President & Chief Executive Officer—Investment Management
Martin L. Flanagan	President & Chief Executive Officer—Investment Management
Mark Mobius	President & Chief Executive Officer—Investment Management
Christopher J. Molumphy	President & Chief Executive Officer—Investment Management
Gary P. Motyl	President & Chief Executive Officer—Investment Management
Donald F. Reed	President & Chief Executive Officer—Investment Management
Jimmy D. Gambill,	Senior Vice President & Chief Executive Officer—Finance and Administration
Diomedes Loo-Tam	Treasurer & Chief Financial Officer

EXHIBIT B

ACKNOWLEDGMENT FORM

FRANKLIN TEMPLETON FUNDS CODE OF ETHICS

FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS.

INSTRUCTIONS:

1.	Complete all sections of this form.
2.	Print the completed form, sign, and date.
3.	Submit completed form to FT’s General Counsel within 10 days of becoming a Covered Officer and by January 30th of each subsequent year.

INTER-OFFICE MAIL:	Murray Simpson, General Counsel, Legal SM-920/2
TELEPHONE:	(650) 312-7331 Fax: (650) 312-2221
E-MAIL:	Simpson, Murray (internal address); mlsimpson@frk.com (external address)

COVERED OFFICER’S NAME:

TITLE:

DEPARTMENT:

LOCATION:

CERTIFICATION FOR YEAR ENDING:

TO: FT GENERAL COUNSEL, LEGAL DEPARTMENT

I hereby acknowledge receipt of a copy of Franklin Templeton Fund’s code of ethics for Principal Executive Officers and Senior Financial Officers (the “Code”) that I have read and understand. I will comply fully with all provisions of the Code to the extent they apply to me during the period of my employment. I further understand and acknowledge that any violation of the Code may subject me to disciplinary action, including termination of employment

Signature	Date signed

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is Frank W.T. LaHaye and he is “Independent” as defined under the relevant Securities and Exchange Commission Rules And Releases.

Item 4. Principal Accountant Fees and Services. N/A

Item 5. Audit Committee of Listed Registrants. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases. N/A

Item 9. Submission of Matters to a vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 10. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 11. Exhibits.

(a)	Code of Ethics for Principal Executive and Senior Financial Officers

(b)(1)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer—Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b)(2)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer—Finance and Administration, and Galen G. Vetter, Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

By	/s/ JIMMY D. GAMBILL
Jimmy D. Gambill
Chief Executive Officer—Finance and Administration
Date: August 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ JIMMY D. GAMBILL
Jimmy D. Gambill
Chief Executive Officer—Finance and Administration
Date: August 23, 2004

By	/s/ GALEN G. VETTER
Galen G. Vetter
Chief Financial Officer
Date: August 23, 2004

Exhibit Index

Exhibit Number	Description

99. CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer—Finance and Administration, and Kimberley H. Monasterio, Chief Financial Officer

99.906 CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer—Finance and Administration, and Kimberley H. Monasterio, Chief Financial Officer